SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



The original Form 8-K filed on September 18, 2000 has been amended by this Form 8-K/A to file a revised Servicing Certificate for GMACM Home Loan Trust 2000-HLTV2 for Payment Date 9/18/2000.

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2000

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of August 29, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Loan-Backed Term Notes, Series 2000-HLTV2)

                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)


            DELAWARE                333-91561             41-1955181
  (State or other jurisdiction      (Commission         (I.R.S. employer
       of incorporation)           file number)        identification no.)


   8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota    55437
               (Address of principal executive offices)              (Zip code)


                                 (952) 832-7000
               Registrant's telephone number, including area code
                                 Not Applicable
          (Former name or former address, if changed since last report)

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                         Exhibit Index Located on Page 4

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               20.1   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Loan Trust 2000-HLTV2,
                      GMACM Home Loan-Backed Term Notes, GMACM Series 2000-HLTV2 Servicing Certificate for Payment Date 9/18/00.

                      Filed Previously on September 18, 2000.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., Registrant



                   By:    /s/ Patricia C. Taylor
                   Name:  Patricia C. Taylor
                   Title: Vice President



Date: September 25, 2000

               20.1   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Loan Trust 2000-HLTV2,
                      GMACM Home Loan-Backed Term Notes, GMACM Series 2000-HLTV2 Servicing Certificate for Payment Date 9/18/00.

                      Filed previously on 9/18/2000